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                      SUPPLEMENT DATED DECEMBER 15, 1997 to
                        PROSPECTUS DATED MAY 1, 1997 for
                           INDIVIDUAL FLEXIBLE PREMIUM
                    VARIABLE AND FIXED LIFE INSURANCE POLICY
                   issued by Protective Life Insurance Company

THE FOLLOWING  INFORMATION  SUPPLEMENTS  CERTAIN  INFORMATION  REGARDING  ACACIA
CAPITAL CORPORATION, THE CRI BALANCED PORTFOLIO AND THE CRI STRATEGIC GROWTH PORTFOLIO CONTAINED ON THE COVER AND PAGES 8, 12, 13 and 15 OF THE PROSPECTUS:

         CRI STRATEGIC GROWTH PORTFOLIO SHAREHOLDER MEETING. At a Special Meeting of Shareholders of the Calvert Responsibly Invested Strategic Growth Portfolio held on December 2, 1997, shareholders approved new investment objective, policies and restrictions, new investment advisory and subadvisory agreements, as well as approved Acacia Capital Corporation and the Investment Advisor entering into and materially amending the investment subadvisory agreement in the future without shareholder approval with respect to this Portfolio. The changes became effective on December 2, 1997.

         CRI STRATEGIC GROWTH PORTFOLIO INVESTMENT OBJECTIVE. The Portfolio seeks to achieve long-term capital appreciation by investing primarily in the equity securities of small companies publicly traded in the United States. In seeking capital appreciation, the Portfolio invests primarily in the equity securities of small capitalized growth companies (including American Depositary Receipts ("ADRs")) that have historically exhibited exceptional growth characteristics and that, in the Adviser's opinion, have strong earnings potential relative to the U.S. market as a whole. The Portfolio will take reasonable risks in seeking to achieve its investment objective. There is, of course, no assurance that the Portfolio will be successful in meeting its objective since there is risk involved in the ownership of all equity securities.

         NAME CHANGES. Effective January 1, 1998, Acacia Capital Corporation will be renamed Calvert Variable Series, Inc.; its Calvert Responsibly Invested Balanced Portfolio will be renamed Calvert Social Balanced Portfolio; and its Calvert Responsibly Invested Strategic Growth Portfolio will be renamed Calvert Social Small Cap Growth Portfolio.

PLEASE REFER TO THE CRI STRATEGIC GROWTH PORTFOLIO PROSPECTUS DATED APRIL 30, 1997 AND THE SUPPLEMENT THERETO DATED DECEMBER 2, 1997, AND THE CRI BALANCED PORTFOLIO PROSPECTUS DATED APRIL 30, 1997 AND THE SUPPLEMENT THERETO DATED DECEMBER 10, 1997.